UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS) AND COMPREHENSIVE INCOME/(LOSS) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Revenue	$ 32,457	$ 26,277
Cost of revenue	22,639	15,931
Gross profit	9,818	10,346
Engineering, research, and development	2,540	1,545
Sales and marketing	3,569	1,712
General and administrative	10,743	6,030
Total operating expenses	16,852	9,287
Income/(loss) from operations	(7,034)	1,059
Other income/(expenses), net	(244)	(162)
Income/(loss) before income taxes	(7,278)	897
Provision/(benefit) for income taxes	(2,682)	185
Net income/(loss) and comprehensive income/(loss)	$ (4,596)	$ 712
Earnings/(loss) per share
Basic (in Dollars per share)	$ (0.09)	$ 0.04
Diluted (in Dollars per share)	$ (0.09)	$ 0.04
Weighted average shares outstanding
Basic (in Shares)	48,885	20,217
Diluted (in Shares)	48,885	20,217